Exhibit 10.2
AMENDMENT NUMBER FIVE
to the
SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
Dated as of March 8, 2005,
among
OPTION ONE OWNER TRUST 2001-2,
OPTION ONE LOAN WAREHOUSE CORPORATION,
OPTION ONE MORTGAGE CORPORATION
and
WELLS FARGO BANK N.A.
     This AMENDMENT NUMBER FIVE (this “Amendment”) is made and is effective as of this 7th day of September, 2006 (the “Effective Date”), among Option One Owner Trust 2001-2 (the “Issuer”), Option One Loan Warehouse Corporation (the “Depositor”), Option One Mortgage Corporation (the “Loan Originator” and the “Servicer”) and Wells Fargo Bank N.A., as Indenture Trustee (the “Indenture Trustee”), to the Second Amended and Restated Sale and Servicing Agreement, dated as of March 8, 2005, as amended (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee.
RECITALS
     WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement, as more expressly set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.
     SECTION 2. Amendments.
(A) As of the Effective Date, the definition of “Collateral Value” in Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting clause (ii) thereof in its entirety and replacing it with the following:
 (ii) As of September 7, 2006, and continuing until September 27, 2006, the aggregate Collateral Value of Loans that are High LTV Loans may not exceed 20% of the Maximum Note Principal Balance. On September 28, 2006, and continuing thereafter, the aggregate Collateral Value of Loans that are High LTV Loans shall not exceed 10% of the Maximum Note Principal Balance;
     SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, each of the Issuer, the Depositor and the Loan Originator hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.
     SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.
     SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
     SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2001-2

By: Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

OPTION ONE LOAN WAREHOUSE CORPORATION

By:
Name:
Title:

OPTION ONE MORTGAGE CORPORATION

By:
Name:
Title:

WELLS FARGO BANK N.A., as Indenture Trustee

By:
Name:
Title:
[Signature Page to Amendment Five to the Second Amended and Restated Sale and Servicing Agreement ]

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